SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) AUGUST 14, 2002
                                                         ---------------


                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)


        Delaware                       0-3252                    22-1830121
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(State or other jurisdiction         (Commission               (I.R.S. Employer
        of incorporation)            File Number)            Identification No.)


        767 Third Avenue, New York, NY                                  10017
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        (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
                                                   --------------

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          (Former name or former address, if changed since last report)




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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

         (c)  EXHIBITS

              Exhibit 99.1 Certification of Michael A. Lubin and Warren Delano, the Chairman of the Board and President, respectively, of Lexington Precision Corporation (the "Company"), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

              Exhibit 99.2 Certification of Dennis Welhouse, the Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                               Section 906 of the Sarbanes-Oxley Act of 2002.





Item 9.      REGULATION FD DISCLOSURE

         On August 14, 2002, Michael A. Lubin, Warren Delano, and Dennis Welhouse, the Chairman of the Board, President, and Chief Financial Officer, respectively, of the Company provided written statements accompanying the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The statements are attached hereto as Exhibits 99.1 and 99.2.



















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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   August 14, 2002                    LEXINGTON PRECISION CORPORATION


                                            By:   /S/ WARREN DELANO
                                               ---------------------------------
                                                 Warren Delano
                                                 President






















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


                                  EXHIBIT INDEX


  Exhibit
  NUMBER       EXHIBIT NAME                                           LOCATION

99.1           Certification of Michael A. Lubin and              Filed herewith
               Warren Delano, the Chairman of the Board and President, respectively, of
               Lexington Precision Corporation (the
               "Company"), pursuant to 18 U.S.C.
               Section 1350, as adopted pursuant to
               Section 906 of the Sarbanes-Oxley Act of
               2002.

99.2           Certification of Dennis Welhouse, the              Filed herewith
               Chief Financial Officer of the Company,
               pursuant to 18 U.S.C. Section 1350, as
               adopted pursuant to Section 906 of the
               Sarbanes-Oxley Act of 2002.
























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